Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	35,811	38,129	35,528	33,685	143,153	34,396	35,090	39,643	38,270	147,399
Equity in earnings of affiliates	528	487	549	215	1,779	611	563	562	281	2,017
Net gain (loss) on dispositions	—	237	2	82	321	34	(12)	102	(9)	115
Other income*	97	58	84	4	243	48	99	15	197	359
Total Revenues and Other Income	36,436	38,911	36,163	33,986	145,496	35,089	35,740	40,322	38,739	149,890

Costs and Expenses
Purchased crude oil and products	32,386	34,628	32,194	30,754	129,962	29,341	30,571	34,330	33,844	128,086
Operating expenses	1,452	1,407	1,499	1,581	5,939	1,578	1,384	1,633	1,559	6,154
Selling, general and administrative expenses	557	552	1,194	511	2,814	605	593	669	658	2,525
Depreciation and amortization	504	497	543	819	2,363	476	495	488	518	1,977
Impairments	165	225	29	37	456	8	4	3	9	24
Taxes other than income taxes	165	49	53	62	329	207	174	171	155	707
Accretion on discounted liabilities	9	10	8	13	40	6	7	6	10	29
Interest and debt expense	227	231	229	220	907	192	266	221	218	897
Foreign currency transaction (gains) losses	7	1	1	2	11	25	2	(12)	7	22
Total Costs and Expenses	35,472	37,600	35,750	33,999	142,821	32,438	33,496	37,509	36,978	140,421
Income (loss) before income taxes	964	1,311	413	(13)	2,675	2,651	2,244	2,813	1,761	9,469
Income tax expense (benefit)	203	291	44	(38)	500	574	510	670	476	2,230
Net Income	761	1,020	369	25	2,175	2,077	1,734	2,143	1,285	7,239
Less: net income attributable to noncontrolling interests**	13	5	23	17	58	116	37	46	25	224
Net Income Attributable to Phillips 66**	748	1,015	346	8	2,117	1,961	1,697	2,097	1,260	7,015

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.74	2.39	0.82	0.01	5.01	4.21	3.73	4.72	2.87	15.56
Diluted	1.73	2.38	0.82	0.01	4.99	4.20	3.72	4.69	2.86	15.48

Weighted-Average Common Shares Outstanding (thousands)
Basic	428,959	422,869	417,305	411,687	420,174	464,810	454,450	444,283	437,365	450,136
Diluted	431,906	425,734	418,803	412,962	421,888	467,034	456,168	447,258	440,575	453,210

Effective tax rate (%)***	21.1%	22.2%	10.7%	296.7%	18.7%	21.7%	22.7%	23.8%	27.0%	23.6%
Adjusted effective tax rate (%)***	21.3%	21.4%	18.9%	27.2%	20.5%	21.6%	22.4%	24.0%	22.6%	22.7%
* Includes the unrealized investment gain (loss) on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 14 for more details.
** Refer to Changes in Basis of Presentation discussion on page 15.
*** Effective tax rate (%) and Adjusted effective tax rate (%), as presented, are calculated using the underlying Income (Loss) Before Income Taxes divided by Income Tax Expense (Benefit). As such, recalculated tax rate percentages using the rounded Income (Loss) Before Income Taxes and Income Tax Expense (Benefit) may differ from the presented tax rates (%).

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66*

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	554	767	644	673	2,638	716	620	724	759	2,819
Chemicals	205	222	342	107	876	198	192	104	106	600
Refining	216	302	(108)	(775)	(365)	1,594	1,175	1,712	859	5,340
Marketing and Specialties	366	415	(22)	252	1,011	363	533	605	396	1,897
Renewable Fuels	(55)	(55)	(116)	28	(198)	74	68	22	(11)	153
Corporate and Other	(322)	(340)	(327)	(298)	(1,287)	(294)	(344)	(354)	(348)	(1,340)
Income (loss) before income taxes	964	1,311	413	(13)	2,675	2,651	2,244	2,813	1,761	9,469
Less: income tax expense (benefit)	203	291	44	(38)	500	574	510	670	476	2,230
Net Income	761	1,020	369	25	2,175	2,077	1,734	2,143	1,285	7,239
Less: net income attributable to noncontrolling interests	13	5	23	17	58	116	37	46	25	224
Net Income Attributable to Phillips 66	748	1,015	346	8	2,117	1,961	1,697	2,097	1,260	7,015
* Refer to Changes in Basis of Presentation discussion on page 15.

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66*

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	303	309	282	282	1,176	269	284	285	335	1,173
NGL	310	444	390	426	1,570	423	358	296	422	1,499
Total Midstream	613	753	672	708	2,746	692	642	581	757	2,672
Chemicals	205	222	342	72	841	198	192	104	106	600
Refining
Atlantic Basin/Europe	78	15	(61)	(100)	(68)	128	132	406	135	801
Gulf Coast	113	42	(102)	(128)	(75)	730	327	363	336	1,756
Central Corridor	213	243	308	(94)	670	731	633	367	510	2,241
West Coast	(91)	2	(212)	(437)	(738)	5	97	606	(139)	569
Total Refining	313	302	(67)	(759)	(211)	1,594	1,189	1,742	842	5,367
Marketing and Specialties	307	415	583	185	1,490	363	533	605	396	1,897
Renewable Fuels	(55)	(55)	(116)	28	(198)	74	68	22	(11)	153
Corporate and Other	(322)	(340)	(327)	(294)	(1,283)	(259)	(250)	(303)	(298)	(1,110)
Adjusted income (loss) before income taxes	1,061	1,297	1,087	(60)	3,385	2,662	2,374	2,751	1,792	9,579
Less: adjusted income tax expense (benefit)	226	278	205	(16)	693	576	532	660	405	2,173
Adjusted Net Income (Loss)	835	1,019	882	(44)	2,692	2,086	1,842	2,091	1,387	7,406
Less: adjusted net income attributable to noncontrolling interests	13	35	23	17	88	121	76	21	25	243
Adjusted Net Income (Loss) Attributable to Phillips 66	822	984	859	(61)	2,604	1,965	1,766	2,070	1,362	7,163

Adjusted Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Diluted**	1.90	2.31	2.04	(0.15)	6.15	4.21	3.87	4.63	3.09	15.81
* Refer to Changes in Basis of Presentation discussion on page 15.
** YTD 2024 is based on adjusted weighted-average diluted shares of 422,538 thousand, and Q1-Q4 2024 are based on adjusted weighted-average diluted shares of 432,158 thousand, 425,734 thousand, and 419,827 thousand, and 411,687 thousand, respectively. YTD 2023 is based on adjusted weighted-average diluted shares of 453,210 thousand, and Q1-Q4 2023 are based on adjusted weighted-average diluted shares of 467,034 thousand, 456,173 thousand, 447,255 thousand, and 440,582 thousand, respectively. Other periods are based on the same weighted-average diluted shares outstanding as that used in the GAAP diluted earnings per share calculation. Income allocated to participating securities, if applicable, in the adjusted earnings per share calculation is the same as that used in the GAAP diluted earnings per share calculation. Recalculated diluted EPS using the rounded components may differ from the presented diluted EPS.

ADJUSTED EBITDA BY SEGMENT**

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*
Transportation	384	386	341	344	1,455	350	365	365	418	1,498
NGL	477	585	551	594	2,207	398	395	457	576	1,826
Total Midstream	861	971	892	938	3,662	748	760	822	994	3,324
Chemicals	325	348	466	209	1,348	321	319	230	243	1,113
Refining*	545	531	188	(298)	966	1,818	1,416	1,968	1,107	6,309
Marketing and Specialties	377	484	656	307	1,824	425	603	672	469	2,169
Renewable Fuels*	(49)	(43)	(92)	50	(134)	76	70	23	(7)	162
Corporate and Other	(116)	(108)	(112)	(76)	(412)	(101)	(81)	(111)	(110)	(403)
Adjusted EBITDA	1,943	2,183	1,998	1,130	7,254	3,287	3,087	3,604	2,696	12,674
* Refer to Changes in Basis of Presentation discussion on page 15.
** Refer to Use of Non-GAAP Financial Information on page 15. Also, refer to reconciliations of income (loss) before income taxes to segment Adjusted EBITDA in the "Midstream", "Chemicals", "Refining", "Marketing and Specialties", "Renewable Fuels", "Corporate and Other" sections, as well as the "Reconciliation of Consolidated Net Income to Adjusted EBITDA Attributable to Phillips 66" on page 15. Adjusted EBITDA and Adjusted EBITDA by segment presented includes our proportional share of selected equity affiliates.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Certain tax impacts	—	—	—	—	—	—	—	—	2	2
Net gain on asset disposition	—	238	—	—	238	36	—	101	—	137
Change in inventory method for acquired business	—	—	—	—	—	—	—	46	—	46
Impairments*	(59)	(224)	(28)	(35)	(346)	—	—	—	—	—
DCP integration restructuring costs	—	—	—	—	—	(12)	(22)	(4)	—	(38)
Total Midstream	(59)	14	(28)	(35)	(108)	24	(22)	143	2	147

Chemicals
Winter-storm-related (costs) recovery	—	—	—	35	35	—	—	—	—	—
Total Chemicals	—	—	—	35	35	—	—	—	—	—

Refining
Certain tax impacts	—	—	—	9	9	—	—	—	17	17
Net loss on asset disposition	—	—	—	—	—	—	(14)	—	—	(14)
Impairments*	(104)	—	—	—	(104)	—	—	—	—	—
Los Angeles Refinery cessation costs**	—	—	(41)	(3)	(44)	—	—	—	—	—
Legal accrual	—	—	—	(22)	(22)	—	—	(30)	—	(30)
Legal settlement	7	—	—	—	7	—	—	—	—	—
Total Refining	(97)	—	(41)	(16)	(154)	—	(14)	(30)	17	(27)

Marketing and Specialties
Legal settlement	59	—	—	—	59	—	—	—	—	—
Legal accrual***	—	—	(605)	—	(605)	—	—	—	—	—
Net gain on asset disposition †	—	—	—	67	67	—	—	—	—	—
Total Marketing and Specialties	59	—	(605)	67	(479)	—	—	—	—	—

Renewable Fuels	—	—	—	—	—	—	—	—	—	—

Corporate and Other
Business transformation restructuring costs	—	—	—	—	—	(35)	(41)	(51)	(50)	(177)
Loss on early redemption of DCP debt	—	—	—	—	—	—	(53)	—	—	(53)
Los Angeles Refinery cessation costs**	—	—	—	(4)	(4)	—	—	—	—	—
Total Corporate and Other	—	—	—	(4)	(4)	(35)	(94)	(51)	(50)	(230)

Total Special Items (Pre-tax)	(97)	14	(674)	47	(710)	(11)	(130)	62	(31)	(110)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items♦	(23)	13	(161)	9	(162)	(2)	(22)	10	(12)	(26)
Other tax impacts	—	—	—	(31)	(31)	—	—	—	83	83
Total Income Tax Expense (Benefit)	(23)	13	(161)	(22)	(193)	(2)	(22)	10	71	57

Less: Income (Loss) Attributable to Noncontrolling Interests
Loss on early redemption of DCP debt	—	—	—	—	—	—	(30)	—	—	(30)
Change in inventory method for acquired business	—	—	—	—	—	—	—	26	—	26
DCP integration restructuring costs	—	—	—	—	—	(5)	(9)	(1)	—	(15)
Impairment of certain DCP assets	—	(30)	—	—	(30)	—	—	—	—	—
Total Income (Loss) Attributable to Noncontrolling Interests	—	(30)	—	—	(30)	(5)	(39)	25	—	(19)

Total Phillips 66 Special Items (After-tax)	(74)	31	(513)	69	(487)	(4)	(69)	27	(102)	(148)

* Impairment costs recorded in the Midstream segment are primarily related to certain gathering and processing assets. Impairment costs recorded in the Refining segment are primarily related to certain crude oil processing and logistics assets in California.
** Cessation costs include pre-tax charges for severance costs.
*** Legal accrual relating to ongoing litigation.
† In connection with the asset sale of our 49% non-operated equity interest in Coop Mineraloel AG closing in 2025, a before-tax unrealized gain was recognized from a foreign currency derivative.
♦ We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	(59)	238	(28)	(35)	116	36	—	101	—	137
NGL	—	(224)	—	—	(224)	(12)	(22)	42	2	10
Total Midstream	(59)	14	(28)	(35)	(108)	24	(22)	143	2	147

Refining
Atlantic Basin/Europe	—	—	—	9	9	—	—	—	15	15
Gulf Coast	7	—	—	—	7	—	(14)	—	2	(12)
Central Corridor	—	—	—	—	—	—	—	—	—	—
West Coast	(104)	—	(41)	(25)	(170)	—	—	(30)	—	(30)
Total Refining	(97)	—	(41)	(16)	(154)	—	(14)	(30)	17	(27)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	761	1,020	369	25	2,175	2,077	1,734	2,143	1,285	7,239
Depreciation and amortization	504	497	543	819	2,363	476	495	488	518	1,977
Impairments	165	225	29	37	456	8	4	3	9	24
Accretion on discounted liabilities	9	10	8	13	40	6	7	6	10	29
Deferred income taxes	(55)	(145)	113	(164)	(251)	146	119	408	167	840
Undistributed equity earnings	(180)	(179)	(160)	108	(411)	(242)	(324)	(201)	(55)	(822)
Loss (gain) on early redemption of debt	2	—	(5)	—	(3)	—	53	—	—	53
Net (gain) loss on dispositions	—	(237)	(2)	(82)	(321)	(34)	12	(102)	9	(115)
Unrealized investment (gain) loss*	(6)	7	1	(2)	—	11	15	8	4	38
Other	11	(17)	617	147	758	14	(115)	(354)	36	(419)
Net working capital changes	(1,447)	916	(381)	297	(615)	(1,263)	(1,045)	286	207	(1,815)
Net Cash Provided by (Used in) Operating Activities	(236)	2,097	1,132	1,198	4,191	1,199	955	2,685	2,190	7,029

Cash Flows From Investing Activities
Capital expenditures and investments**	(628)	(367)	(358)	(506)	(1,859)	(378)	(551)	(592)	(634)	(2,155)
Acquisitions, net of cash acquired	—	—	(567)	(58)	(625)	—	—	(263)	—	(263)
Purchases of government obligations***	—	—	(1,100)	—	(1,100)	—	—	—	—	—
Return of investments in equity affiliates	41	26	55	19	141	60	59	40	42	201
Proceeds from asset dispositions	2	685	219	176	1,082	77	13	280	22	392
Other	(80)	(17)	(29)	24	(102)	(24)	47	50	(38)	35
Net Cash Provided by (Used in) Investing Activities	(665)	327	(1,780)	(345)	(2,463)	(265)	(432)	(485)	(608)	(1,790)

Cash Flows From Financing Activities
Issuance of debt	3,815	(196)	1,518	1,135	6,272	2,488	2,559	678	535	6,260
Repayment of debt	(3,013)	(7)	(408)	(712)	(4,140)	(1,223)	(1,236)	(1,166)	(627)	(4,252)
Issuance of common stock	50	14	18	4	86	10	2	91	20	123
Repurchase of common stock	(1,164)	(840)	(800)	(647)	(3,451)	(800)	(1,309)	(752)	(1,153)	(4,014)
Dividends paid on common stock	(448)	(485)	(477)	(472)	(1,882)	(486)	(474)	(465)	(457)	(1,882)
Distributions to noncontrolling interests	(13)	(20)	(13)	(24)	(70)	(58)	(67)	(15)	(23)	(163)
Repurchase of noncontrolling interests	—	—	—	—	—	—	(3,957)	—	(110)	(4,067)
Other	(73)	(9)	(30)	(8)	(120)	(48)	(11)	(28)	(10)	(97)
Net Cash Used in Financing Activities	(846)	(1,543)	(192)	(724)	(3,305)	(117)	(4,493)	(1,657)	(1,825)	(8,092)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(6)	(7)	33	(28)	(8)	15	34	(33)	27	43

Net Change in Cash and Cash Equivalents	(1,753)	874	(807)	101	(1,585)	832	(3,936)	510	(216)	(2,810)
Cash and cash equivalents at beginning of period	3,323	1,570	2,444	1,637	3,323	6,133	6,965	3,029	3,539	6,133
Cash and Cash Equivalents at End of Period	1,570	2,444	1,637	1,738	1,738	6,965	3,029	3,539	3,323	3,323
* Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 14 for more details.
** Refer to Changes in Basis of Presentation discussion on page 15.
*** Includes U.S. Treasury securities.

CAPITAL PROGRAM

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments*
Midstream	255	96	172	228	751	124	176	160	165	625
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	135	105	146	196	582	121	135	136	194	586
Marketing and Specialties	15	20	18	32	85	11	25	24	41	101
Renewable Fuels	217	128	12	18	375	106	194	246	207	753
Corporate and Other	6	18	10	32	66	16	21	26	27	90
Consolidated Capital Expenditures and Investments	628	367	358	506	1,859	378	551	592	634	2,155
* Excludes net acquisitions of $58MM, $567MM, and $263MM in Q4 2024, Q3 2024 and Q3 2023, respectively, and purchases of government obligations of $1.1B in Q3 2024. Refer to Changes in Basis of Presentation discussion on page 15.

Consolidated Capital Expenditures and Investments*†
Growth	485	194	164	191	1,034	228	339	379	358	1,304
Sustaining	143	173	194	315	825	150	212	213	276	851
Consolidated Capital Expenditures and Investments	628	367	358	506	1,859	378	551	592	634	2,155
* Excludes net acquisitions of $58MM, $567MM, and $263MM in Q4 2024, Q3 2024 and Q3 2023, respectively, and purchases of government obligations of $1.1B in Q3 2024.
† See note on the use of non-GAAP measures.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments
CPChem (Chemicals)	201	199	179	230	809	142	377	254	236	1,009
WRB (Refining)	24	29	30	38	121	45	47	36	61	189
Selected Equity Affiliates	225	228	209	268	930	187	424	290	297	1,198

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation	244	547	254	247	1,292	305	285	386	334	1,310
NGL	310	220	390	426	1,346	411	335	338	425	1,509
Income before Income Taxes	554	767	644	673	2,638	716	620	724	759	2,819

Equity in Earnings of Affiliates
Transportation	136	140	110	109	495	124	130	131	141	526
NGL	19	30	24	23	96	27	40	26	29	122
Total	155	170	134	132	591	151	170	157	170	648

Depreciation and Amortization*
Transportation	44	42	42	44	172	41	40	41	47	169
NGL	185	182	191	190	748	183	194	190	187	754
Total	229	224	233	234	920	224	234	231	234	923
* Excludes D&A of all non-consolidated affiliates.

Operating and SG&A Expenses*
Transportation	180	194	181	183	738	177	179	188	207	751
NGL	330	281	355	385	1,351	371	371	427	364	1,533
Total	510	475	536	568	2,089	548	550	615	571	2,284
* Excludes operating and SG&A expenses of all non-consolidated affiliates.

Transportation Volumes (MB/D)
Pipelines*	2,979	3,059	3,006	3,168	3,053	3,039	3,254	3,039	2,945	3,069
Terminals	3,109	3,226	3,049	3,107	3,123	3,203	3,149	3,167	3,464	3,246
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL's pipelines.

PSX Other Volumes
Wellhead Volume (Bcf/D)*	4	5	4	4	4	5	5	5	5	5
NGL Production (MB/D)*	417	437	439	449	436	421	444	432	452	437
Pipeline Throughput - Y-Grade to Market (MB/D)**	714	781	762	759	754	721	704	691	713	707
NGL Fractionated (MB/D)	679.0	744.0	728.0	760.0	728.0	660.0	738.0	703.0	743.0	711.0
* Includes 100% of DCP Midstream Class A Segment.
** Represents volumes delivered to major fractionation market hubs, including Mont Belvieu, Sweeny and Conway. Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

Market Indicators
Weighted-Average NGL Price ($/gal)*	0.70	0.68	0.64	0.70	0.68	0.74	0.61	0.67	0.65	0.67
Henry Hub Natural Gas Price ($/MMBtu)**	2.41	2.04	2.09	2.42	2.24	2.67	2.12	2.58	2.74	2.53
WTI ($/BBL)**	77.07	80.73	75.19	70.36	75.83	76.11	73.78	82.49	78.36	77.69
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.
** Based on daily spot prices.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes	554	767	644	673	2,638	716	620	724	759	2,819
Plus:
Depreciation and amortization	229	224	233	234	920	224	234	231	234	923
EBITDA	783	991	877	907	3,558	940	854	955	993	3,742

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	—	—	—	—	—	(2)	(2)
Net gain on asset disposition	—	(238)	—	—	(238)	(36)	—	(101)	—	(137)
Change in inventory method for acquired business	—	—	—	—	—	—	—	(46)	—	(46)
Impairments	59	224	28	35	346	—	—	—	—	—
DCP integration restructuring costs	—	—	—	—	—	12	19	4	—	35
EBITDA, Adjusted for Special Items	842	977	905	942	3,666	916	873	812	991	3,592

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3	5	5	3	16	4	5	5	4	18
Proportional share of selected equity affiliates net interest	13	10	3	3	29	13	12	13	13	51
Proportional share of selected equity affiliates depreciation and amortization	38	37	26	28	129	41	39	39	37	156
Adjusted EBITDA attributable to noncontrolling interests	(35)	(58)	(47)	(38)	(178)	(226)	(169)	(47)	(51)	(493)
Adjusted EBITDA	861	971	892	938	3,662	748	760	822	994	3,324

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	244	547	254	247	1,292	305	285	386	334	1,310
Plus:
Depreciation and amortization	44	42	42	44	172	41	40	41	47	169
EBITDA	288	589	296	291	1,464	346	325	427	381	1,479

Special Item Adjustments (pre-tax):
Net gain on asset disposition	—	(238)	—	—	(238)	(36)	—	(101)	—	(137)
Impairments	59	—	28	35	122	—	—	—	—	—
EBITDA, Adjusted for Special Items	347	351	324	326	1,348	310	325	326	381	1,342

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3	5	5	3	16	4	5	5	4	18
Proportional share of selected equity affiliates net interest	13	10	3	3	29	13	12	13	12	50
Proportional share of selected equity affiliates depreciation and amortization	26	25	15	16	82	27	27	26	26	106
Adjusted EBITDA attributable to noncontrolling interests	(5)	(5)	(6)	(4)	(20)	(4)	(4)	(5)	(5)	(18)
Adjusted EBITDA	384	386	341	344	1,455	350	365	365	418	1,498

NGL
Income before income taxes	310	220	390	426	1,346	411	335	338	425	1,509
Plus:
Depreciation and amortization	185	182	191	190	748	183	194	190	187	754
EBITDA	495	402	581	616	2,094	594	529	528	612	2,263

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	—	—	—	—	—	(2)	(2)
Change in inventory method for acquired business	—	—	—	—	—	—	—	(46)	—	(46)
DCP integration restructuring costs	—	—	—	—	—	12	19	4	—	35
Impairments	—	224	—	—	224	—	—	—	—	—
EBITDA, Adjusted for Special Items	495	626	581	616	2,318	606	548	486	610	2,250

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—	—	—	—	—	—	—	1	1
Proportional share of selected equity affiliates depreciation and amortization	12	12	11	12	47	14	12	13	11	50
Adjusted EBITDA attributable to noncontrolling interests	(30)	(53)	(41)	(34)	(158)	(222)	(165)	(42)	(46)	(475)
Adjusted EBITDA	477	585	551	594	2,207	398	395	457	576	1,826

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	205	222	342	107	876	198	192	104	106	600

Equity in Earnings of Affiliate	201	219	339	104	863	195	189	101	101	586

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	402	438	678	208	1,726	390	377	202	204	1,173

Income before Income Taxes	413	450	690	217	1,770	401	389	217	214	1,221

Depreciation and Amortization	153	154	154	185	646	142	141	143	184	610

Net Interest Expense*	7	2	(2)	(1)	6	6	2	2	3	13
* Net of interest income.

Investing Cash Flows – Outflows/(Inflows)
Capital Expenditures and Investments	401	399	357	460	1,617	283	755	507	473	2,018
Return of Investments from Equity Companies	—	(14)	—	—	(14)	—	—	—	—	—

Olefins and Polyolefins Capacity Utilization (%)	96%	98%	98%	98%	97%	94%	98%	99%	94%	96%

Market Indicator*
Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	16.4	18.3	23.7	12.4	17.7	17.1	19.4	12.9	16.1	16.4
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	205	222	342	107	876	198	192	104	106	600
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	205	222	342	107	876	198	192	104	106	600

Special Item Adjustments (pre-tax):
Insurance proceeds	—	—	—	(35)	(35)	—	—	—	—	—
EBITDA, Adjusted for Special Items	205	222	342	72	841	198	192	104	106	600

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13	15	13	11	52	20	26	24	9	79
Proportional share of selected equity affiliates net interest	1	—	(2)	—	(1)	1	—	(1)	2	2
Proportional share of selected equity affiliates depreciation and amortization	106	111	113	126	456	102	101	103	126	432
Adjusted EBITDA	325	348	466	209	1,348	321	319	230	243	1,113

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	78	15	(61)	(91)	(59)	128	132	406	150	816
Gulf Coast	120	42	(102)	(128)	(68)	729	313	364	338	1,744
Central Corridor	213	243	308	(94)	670	732	633	367	509	2,241
West Coast	(195)	2	(253)	(462)	(908)	5	97	575	(138)	539
Income (Loss) before Income Taxes	216	302	(108)	(775)	(365)	1,594	1,175	1,712	859	5,340

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	1.66	0.30	(1.27)	(1.79)	(0.30)	3.23	2.95	8.68	2.93	4.48
Gulf Coast	2.53	0.82	(2.10)	(2.62)	(0.35)	14.22	6.22	6.83	6.54	8.44
Central Corridor	8.31	8.69	11.38	(3.35)	6.18	28.15	23.13	15.14	20.27	21.81
West Coast	(8.26)	0.10	(11.51)	(22.65)	(10.38)	0.18	3.23	18.29	(5.02)	4.63
Worldwide	1.50	2.00	(0.74)	(5.24)	(0.62)	11.06	7.70	11.00	5.51	8.78

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	9.70	8.10	5.87	6.09	7.42	16.06	10.64	16.15	9.11	12.80
Gulf Coast	10.95	7.88	6.39	5.58	7.68	21.76	13.22	13.99	13.72	15.67
Central Corridor	12.56	12.75	14.19	6.68	11.52	26.62	22.58	19.25	21.72	22.50
West Coast	10.60	13.06	4.34	5.74	8.50	15.77	15.80	31.65	11.03	18.95
Worldwide	11.01	10.01	8.31	6.08	8.84	20.69	15.55	19.06	13.88	17.26
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(1)	(2)	(2)	(2)	(7)	(2)	(2)	(2)	(2)	(8)
Gulf Coast	1	—	1	—	2	1	—	1	—	2
Central Corridor	108	35	(11)	(77)	55	200	119	209	(83)	445
West Coast	—	—	—	—	—	—	—	—	—	—
Total	108	33	(12)	(79)	50	199	117	208	(85)	439

Depreciation and Amortization*
Atlantic Basin/Europe	52	51	53	54	210	50	52	52	53	207
Gulf Coast	62	65	68	67	262	60	60	61	62	243
Central Corridor	44	42	42	43	171	38	38	42	45	163
West Coast	50	46	67	271	434	53	53	52	60	218
Total	208	204	230	435	1,077	201	203	207	220	831
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	254	276	267	270	1,067	375	245	262	257	1,139
Gulf Coast	307	278	312	305	1,202	290	253	291	289	1,123
Central Corridor	167	167	151	174	659	187	174	240	212	813
West Coast	263	214	252	279	1,008	348	298	348	345	1,339
Total	991	935	982	1,028	3,936	1,200	970	1,141	1,103	4,414
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	19	33	31	19	102	125	38	21	12	196
Gulf Coast	82	39	83	78	282	56	23	28	19	126
Central Corridor	1	3	8	9	21	12	12	57	40	121
West Coast	22	25	15	17	79	37	31	13	14	95
Total	124	100	137	123	484	230	104	119	85	538
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	24	15	24	22	85	23	17	13	18	71
Gulf Coast	38	19	26	28	111	33	25	28	20	106
Central Corridor	28	22	27	21	98	25	26	23	20	94
West Coast	31	18	23	21	93	31	27	26	27	111
Total	121	74	100	92	387	112	95	90	85	382

Foreign Currency Gains (Losses) Pre-Tax	1	(1)	6	(6)	—	(21)	(1)	9	(6)	(19)

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	108	33	(12)	(79)	50	199	117	208	(85)	439
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(331)	(260)	(193)	(132)	(916)	(429)	(335)	(416)	(167)	(1,347)
Equity affiliate-related expenses not included in Realized Refining Margins	(223)	(227)	(205)	(211)	(866)	(230)	(218)	(208)	(252)	(908)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Proportional Share of Certain* Equity Affiliate Operating and SG&A Expenses	181	184	163	166	694	190	182	168	194	734

Proportional Share of Certain* Equity Affiliate Turnaround Expense, included in Equity Affiliate Operating and SG&A Expenses	22	30	9	7	68	16	22	16	39	93
* Includes WRB Refining, LP (WRB) and Mineraloelraffinerie Oberrhein GmbH (MiRO).

Operating expenses	953	884	922	968	3,727	1,156	933	1,108	1,048	4,245
Selling, general and administrative expenses	38	51	60	60	209	44	37	33	55	169
Refining Controllable Costs*	991	935	982	1,028	3,936	1,200	970	1,141	1,103	4,414

Refining Controllable Costs ($/BBL)*	6.89	6.18	6.75	6.95	6.69	8.33	6.36	7.33	7.09	7.26
* Excludes operating and SG&A expenses of all equity affiliates. See note on the use of non-GAAP measures. Also, see reconciliation of Refining operating and SG&A expenses to Refining Adjusted Controllable Costs per barrel included in the "Reconciliation of Refining Operating and SG&A Expenses to Refining Adjusted Controllable Costs" section.

Refining Adjusted Controllable Costs ($/BBL)*	7.06	6.43	6.53	6.83	6.71	8.55	6.69	7.18	7.51	7.47
* See note on the use of non-GAAP measures. Also, see reconciliation of Refining operating and SG&A expenses to Refining Adjusted Controllable Costs included in the "Reconciliation of Refining Operating and SG&A Expenses to Refining Adjusted Controllable Costs" section.

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (Loss) before income taxes	216	302	(108)	(775)	(365)	1,594	1,175	1,712	859	5,340
Plus:
Depreciation and amortization	208	204	230	435	1,077	201	203	207	220	831
EBITDA	424	506	122	(340)	712	1,795	1,378	1,919	1,079	6,171

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	(9)	(9)	—	—	—	(17)	(17)
Net loss on asset disposition	—	—	—	—	—	—	14	—	—	14
Impairments	104	—	—	—	104	—	—	—	—	—
Los Angeles Refinery cessation costs	—	—	41	3	44	—	—	—	—	—
Legal accrual	—	—	—	22	22	—	—	30	—	30
Legal settlement	(7)	—	—	—	(7)	—	—	—	—	—
EBITDA, Adjusted for Special Items	521	506	163	(324)	866	1,795	1,392	1,949	1,062	6,198

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1	(1)	(1)	(1)	—	1	—	—	1
Proportional share of selected equity affiliates net interest	(1)	(2)	(1)	—	(4)	1	(2)	(4)	(1)	(6)
Proportional share of selected equity affiliates depreciation and amortization	25	26	27	27	105	22	25	23	46	116
Adjusted EBITDA	545	531	188	(298)	966	1,818	1,416	1,968	1,107	6,309

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	472	527	498	511	502	443	464	492	518	479
Total Processed Inputs (MB/D)	516	555	520	552	536	438	492	509	557	499
Crude Oil Capacity Utilization (%)	88%	98%	93%	95%	93%	82%	86%	92%	97%	89%
Clean Product Yield (%)	87%	87%	89%	88%	88%	84%	85%	86%	86%	86%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	475	507	473	479	483	519	498	519	508	511
Total Processed Inputs (MB/D)	522	563	528	530	536	571	553	577	561	566
Crude Oil Capacity Utilization (%)	90%	96%	89%	91%	91%	98%	94%	98%	96%	97%
Clean Product Yield (%)	76%	83%	81%	82%	80%	77%	80%	80%	84%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	509	541	533	535	529	475	498	492	441	477
Total Processed Inputs (MB/D)	527	558	549	555	547	492	515	509	459	494
Crude Oil Capacity Utilization (%)	96%	102%	100%	101%	100%	89%	94%	93%	83%	90%
Clean Product Yield (%)	90%	89%	89%	93%	90%	89%	89%	87%	92%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	244	227	230	214	229	281	314	323	279	299
Total Processed Inputs (MB/D)	260	237	239	222	239	303	331	342	301	319
Crude Oil Capacity Utilization (%)	100%	93%	94%	88%	94%	88%	98%	101%	94%	95%
Clean Product Yield (%)	84%	88%	93%	93%	89%	86%	90%	89%	88%	88%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,700	1,802	1,734	1,739	1,743	1,718	1,774	1,826	1,746	1,766
Total Processed Inputs (MB/D)	1,825	1,913	1,836	1,859	1,858	1,804	1,891	1,937	1,878	1,878
Crude Oil Capacity Utilization (%)	92%	98%	94%	94%	95%	90%	93%	95%	92%	92%
Clean Product Yield (%)	84%	86%	87%	88%	87%	83%	86%	85%	87%	85%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	227	242	234	230	233	170	210	214	235	207
Distillates	206	226	213	240	221	187	198	213	232	208
Other	89	88	77	89	86	81	87	84	95	87
Total	522	556	524	559	540	438	495	511	562	502
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	193	234	221	215	216	222	231	245	240	235
Distillates	192	216	194	205	202	205	200	208	219	208
Other	141	121	123	114	124	153	132	133	108	131
Total	526	571	538	534	542	580	563	586	567	574

Central Corridor*
Gasoline	258	266	263	278	266	244	253	246	236	245
Distillates	212	231	225	234	225	192	202	196	185	194
Other	57	67	66	48	60	58	64	72	38	58
Total	527	564	554	560	551	494	519	514	459	497
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	126	119	133	123	125	165	174	183	154	169
Distillates	91	87	88	83	87	95	123	121	110	112
Other	40	28	16	18	26	42	34	38	36	38
Total	257	234	237	224	238	302	331	342	300	319

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	804	861	851	846	840	801	868	888	865	856
Distillates	701	760	720	762	735	679	723	738	746	722
Other	327	304	282	269	296	334	317	327	277	314
Total	1,832	1,925	1,853	1,877	1,871	1,814	1,908	1,953	1,888	1,892

Market Indicators
Crude and Crude Differentials ($/BBL)†
WTI	77.07	80.73	75.19	70.36	75.83	76.11	73.78	82.49	78.36	77.69
Brent	83.24	84.94	80.18	74.69	80.76	81.27	78.39	86.76	84.05	82.62
ANS	81.47	86.39	78.91	74.29	80.26	79.14	78.60	87.96	83.95	82.41
WTI less Maya	7.51	7.26	8.02	7.14	7.48	13.28	10.11	5.07	6.47	8.73
WTI less WCS (settlement differential)	19.33	13.55	13.51	12.46	14.71	24.77	15.06	12.89	21.88	18.65

Natural Gas ($/MMBtu)†
Henry Hub	2.41	2.04	2.09	2.42	2.24	2.67	2.12	2.58	2.74	2.53
† Based on daily spot prices, unless otherwise noted.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) before Income Taxes	366	415	(22)	252	1,011	363	533	605	396	1,897

Income (Loss) before Income Taxes ($/BBL)
U.S.	1.38	1.16	(1.43)	0.52	0.41	1.45	1.82	2.42	0.91	1.65
International	2.94	5.02	5.07	2.69	3.93	3.64	5.31	4.20	5.77	4.72

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.60	1.70	2.45	1.18	1.73	1.96	2.25	2.85	1.45	2.12
International	4.88	5.87	6.19	3.70	5.15	5.02	6.50	5.55	6.80	5.96
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	296	248	274	241	1,059	220	241	248	247	957
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates	64	66	88	58	276	66	88	96	95	345

Depreciation and Amortization*	36	32	32	79	179	27	30	30	35	122
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*	335	358	959	350	2,002	320	338	374	361	1,393
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,111	1,259	1,147	1,158	1,169	1,021	1,131	1,136	1,218	1,127
Distillates	797	843	813	908	840	675	807	814	853	788
Other	18	12	28	21	20	—	—	—	—	—
Total	1,926	2,114	1,988	2,087	2,029	1,696	1,938	1,950	2,071	1,915

International Marketing
Gasoline	104	112	106	113	109	109	111	120	107	113
Distillates	171	165	177	165	170	173	167	170	166	169
Other	28	40	23	37	32	26	35	26	22	27
Total	303	317	306	315	311	308	313	316	295	309

Worldwide Marketing
Gasoline	1,215	1,371	1,253	1,271	1,278	1,130	1,242	1,256	1,325	1,240
Distillates	968	1,008	990	1,073	1,010	848	974	984	1,019	957
Other	46	52	51	58	52	26	35	26	22	27
Total	2,229	2,431	2,294	2,402	2,340	2,004	2,251	2,266	2,366	2,224

Foreign Currency Gains (Losses) Pre-Tax	(7)	—	2	2	(3)	(1)	(1)	—	—	(2)

Reconciliation of Marketing and Specialties Income (Loss) before Income Taxes to Adjusted EBITDA
Income (Loss) before income taxes	366	415	(22)	252	1,011	363	533	605	396	1,897
Plus:
Depreciation and amortization	36	32	32	79	179	27	30	30	35	122
EBITDA	402	447	10	331	1,190	390	563	635	431	2,019

Special Item Adjustments (pre-tax):
Legal settlement	(59)	—	—	—	(59)	—	—	—	—	—
Legal accrual	—	—	605	—	605	—	—	—	—	—
Net gain on asset disposition	—	—	—	(67)	(67)	—	—	—	—	—
EBITDA, Adjusted for Special Items	343	447	615	264	1,669	390	563	635	431	2,019

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	5	5	7	4	21	5	6	7	6	24
Proportional share of selected equity affiliates net interest	10	11	12	11	44	9	15	10	11	45
Proportional share of selected equity affiliates depreciation and amortization	19	21	22	28	90	21	19	20	21	81
Adjusted EBITDA	377	484	656	307	1,824	425	603	672	469	2,169

Phillips 66 Earnings Release Supplemental Data

RENEWABLE FUELS

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) before Income Taxes	(55)	(55)	(116)	28	(198)	74	68	22	(11)	153

Operating and SG&A Expenses*	83	110	118	110	421	15	11	46	34	106
* Excludes operating and SG&A expenses of all equity affiliates.

Operating Statistics
Total Renewable Fuels Produced (MB/D)	9	31	44	42	31	11	10	7	10	10
Total Renewable Fuel Sales (MB/D)	34	45	70	62	52	26	27	27	33	28

Market Indicators*
Chicago Board of Trade (CBOT) soybean oil (dollars per pound)	0.47	0.45	0.43	0.43	0.44	0.60	0.53	0.66	0.52	0.58
California Low-Carbon Fuel Standard (LCFS) carbon credit (dollars per metric ton)	63.86	51.83	53.89	72.33	60.48	66.17	81.11	74.80	68.97	72.76
California Air Resource Board (CARB) ULSD - San Francisco (dollars per gallon)	2.65	2.64	2.39	2.25	2.48	2.91	2.44	3.33	2.82	2.87
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	0.58	0.51	0.60	0.66	0.59	1.63	1.51	1.40	0.84	1.35
* Based on daily spot prices, unless otherwise noted.

Reconciliation of Renewable Fuels Income (Loss) before Income Taxes to Adjusted EBITDA
Income (Loss) before income taxes	(55)	(55)	(116)	28	(198)	74	68	22	(11)	153
Plus:
Depreciation and amortization	6	12	24	22	64	2	2	1	4	9
EBITDA	(49)	(43)	(92)	50	(134)	76	70	23	(7)	162

Special Item Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
EBITDA, Adjusted for Special Items	(49)	(43)	(92)	50	(134)	76	70	23	(7)	162

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(322)	(340)	(327)	(298)	(1,287)	(294)	(344)	(354)	(348)	(1,340)

Detail of Loss before Income Taxes
Net interest expense	(186)	(200)	(191)	(168)	(745)	(124)	(182)	(164)	(159)	(629)
Corporate overhead and other	(141)	(133)	(136)	(129)	(539)	(158)	(147)	(182)	(185)	(672)
NOVONIX	5	(7)	—	(1)	(3)	(12)	(15)	(8)	(4)	(39)
Total	(322)	(340)	(327)	(298)	(1,287)	(294)	(344)	(354)	(348)	(1,340)

Net Interest Expense
Interest expense	(238)	(238)	(232)	(220)	(928)	(198)	(273)	(229)	(228)	(928)
Capitalized interest	10	8	3	—	21	6	7	8	10	31
Gain on early retirement of debt	—	—	—	4	4	—	—	—	—	—
Interest income	42	30	38	48	158	68	84	57	59	268
Total	(186)	(200)	(191)	(168)	(745)	(124)	(182)	(164)	(159)	(629)

NOVONIX Investment
Unrealized Investment Gain (Loss)	6	(7)	(1)	2	—	(11)	(15)	(8)	(4)	(38)
Unrealized Foreign Currency Transaction Gain (Loss)	(1)	—	1	(3)	(3)	(1)	—	—	—	(1)
Change in Fair Value of NOVONIX Investment	5	(7)	—	(1)	(3)	(12)	(15)	(8)	(4)	(39)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(322)	(340)	(327)	(298)	(1,287)	(294)	(344)	(354)	(348)	(1,340)
Plus:
Net interest expense	186	200	191	168	745	124	182	164	159	629
Depreciation and amortization	25	25	24	49	123	22	25	20	25	92
EBITDA	(111)	(115)	(112)	(81)	(419)	(148)	(137)	(170)	(164)	(619)

Special Item Adjustments (pre-tax):
Business transformation restructuring costs	—	—	—	—	—	35	41	51	50	177
Los Angeles Refinery cessation costs	—	—	—	4	4	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	—	—	—	4	4	35	41	51	50	177
Change in Fair Value of NOVONIX Investment	(5)	7	—	1	3	12	15	8	4	39
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	(116)	(108)	(112)	(76)	(412)	(101)	(81)	(111)	(110)	(403)

Other Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	(116)	(108)	(112)	(76)	(412)	(101)	(81)	(111)	(110)	(403)

Foreign Currency Gains (Losses) Pre-Tax	—	—	—	(2)	(2)	1	—	(1)	2	2

Phillips 66 Company
Total Debt	20,154	19,960	19,998	20,062	20,062	18,485	19,866	19,444	19,359	19,359
Total Equity	30,794	30,507	29,784	28,463	28,463	34,916	31,060	31,989	31,650	31,650
Debt-to-Capital Ratio (%)	40%	40%	40%	41%	41%	35%	39%	38%	38%	38%

Cash	1,570	2,444	1,637	1,738	1,738	6,965	3,029	3,539	3,323	3,323
Net Debt-to-Capital Ratio (%)	38%	36%	38%	39%	39%	25%	35%	33%	34%	34%

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	761	1,020	369	25	2,175	2,077	1,734	2,143	1,285	7,239
Plus:
Income tax expense (benefit)	203	291	44	(38)	500	574	510	670	476	2,230
Net interest expense	186	200	191	168	745	124	182	164	159	629
Depreciation and amortization	504	497	543	819	2,363	476	494	489	518	1,977
Phillips 66 EBITDA	1,654	2,008	1,147	974	5,783	3,251	2,920	3,466	2,438	12,075

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	(9)	(9)	—	—	—	(19)	(19)
Net (gain) loss on asset disposition	—	(238)	—	(67)	(305)	(36)	14	(101)	—	(123)
Change in inventory method for acquired business	—	—	—	—	—	—	—	(46)	—	(46)
DCP integration restructuring costs	—	—	—	—	—	12	19	4	—	35
Business transformation restructuring costs	—	—	—	—	—	35	41	51	50	177
Impairments	163	224	28	35	450	—	—	—	—	—
Insurance proceeds	—	—	—	(35)	(35)	—	—	—	—	—
Los Angeles Refinery cessation costs	—	—	41	7	48	—	—	—	—	—
Legal accrual	—	—	605	22	627	—	—	30	—	30
Legal settlement	(66)	—	—	—	(66)	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	97	(14)	674	(47)	710	11	74	(62)	31	54
Change in Fair Value of NOVONIX Investment*	(5)	7	—	1	3	12	15	8	4	39
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	1,746	2,001	1,821	928	6,496	3,274	3,009	3,412	2,473	12,168

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	21	26	24	17	88	29	38	36	19	122
Proportional share of selected equity affiliates net interest	23	19	12	14	68	24	25	18	25	92
Proportional share of selected equity affiliates depreciation and amortization	188	195	188	209	780	186	184	185	230	785
Adjusted EBITDA attributable to noncontrolling interests	(35)	(58)	(47)	(38)	(178)	(226)	(169)	(47)	(51)	(493)
Phillips 66 Adjusted EBITDA	1,943	2,183	1,998	1,130	7,254	3,287	3,087	3,604	2,696	12,674

* See NOVONIX Investment table on page 14 for more details.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "refining adjusted controllable costs per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Refining controllable cost and Refining adjusted controllable costs per barrel are included to help facilitate comparisons with other companies in our industry on refinery operational performance. The GAAP measures most directly comparable to Refining controllable cost are operating expenses and selling, general and administrative expenses (SG&A). A reconciliation of refining operating and SG&A expenses to refining adjusted controllable costs plus our proportional share of operating and SG&A expenses of two refining equity affiliates that are reflected in earnings of affiliates, is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

Sustaining capital expenditures demonstrate the capital required to maintain and extend the life of existing assets to ensure the ongoing operation and integrity of assets, including equipment, infrastructure, and facilities. A reconciliation of sustaining capital to consolidated capital expenditures and investments, excluding acquisitions and purchases of government obligations, is included in this earnings release supplemental data.

Changes in Basis of Presentation—We completed the acquisition of all publicly held common units of DCP Midstream, LP (DCP LP) on June 15, 2023, resulting in an increase in our aggregate direct and indirect economic interest in DCP LP from 43.3% to 86.8%, and an increase in our aggregate direct and indirect economic interests in DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC from 62.2% to 91.2%.

Effective April 1, 2024, we changed the internal financial information reviewed by our chief executive officer to evaluate performance and allocate resources to our operating segments. This included changes in the composition of our operating segments, as well as measurement changes for certain activities between our operating segments. The primary effects of this segment realignment included establishment of a Renewable Fuels operating segment, which includes renewable fuels activities and assets historically reported in our Refining, Marketing and Specialties (M&S), and Midstream segments; change in method of allocating results for certain Gulf Coast distillate export activities from our M&S segment to our Refining segment; reclassification of certain crude oil and international clean products trading activities between our M&S segment and our Refining segment; movement of certain international clean product activities from our Refining segment to our M&S segment; and change in reporting of our investment in NOVONIX from our Midstream segment to Corporate and Other. Accordingly, prior period results have been recast for comparability.

In the third quarter of 2024, we began presenting the line item “Capital expenditures and investments” on our consolidated statement of cash flows exclusive of acquisitions, net of cash acquired. Accordingly, prior period information has been reclassified for comparability.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	78	15	(61)	(91)	(59)	128	132	406	150	816
Plus:
Taxes other than income taxes	24	15	24	22	85	23	17	13	18	71
Depreciation, amortization and impairments	52	51	53	55	211	50	53	53	53	209
Selling, general and administrative expenses	3	12	14	14	43	11	9	10	12	42
Operating expenses	251	264	253	256	1,024	364	236	252	245	1,097
Equity in losses of affiliates	1	2	2	2	7	2	2	2	2	8
Other segment (income) expense, net	13	18	(25)	40	46	30	6	(2)	(18)	16
Proportional share of refining gross margins contributed by equity affiliates	33	32	21	21	107	26	22	23	19	90
Special items:
Certain tax impacts	—	—	—	(9)	(9)	—	—	—	(15)	(15)
Realized refining margins	455	409	281	310	1,455	634	477	757	466	2,334

Total processed inputs (MB)	46,911	50,545	47,819	50,792	196,067	39,472	44,781	46,731	51,229	182,213
Adjusted total processed inputs (MB)	46,911	50,545	47,819	50,792	196,067	39,472	44,781	46,731	51,229	182,213

Income (loss) before income taxes ($/BBL)**	1.66	0.30	(1.27)	(1.79)	(0.30)	3.23	2.95	8.68	2.93	4.48
Realized refining margins ($/BBL)***	9.70	8.10	5.87	6.09	7.42	16.06	10.64	16.15	9.11	12.80

GULF COAST
Income (loss) before income taxes	120	42	(102)	(128)	(68)	729	313	364	338	1,744
Plus:
Taxes other than income taxes	38	19	26	28	111	33	25	28	20	106
Depreciation, amortization and impairments	62	64	69	67	262	60	62	62	62	246
Selling, general and administrative expenses	6	9	8	9	32	4	4	5	6	19
Operating expenses	301	269	304	296	1,170	286	249	286	283	1,104
Equity in earnings of affiliates	(1)	—	(1)	—	(2)	(1)	—	(1)	—	(2)
Other segment expense, net	1	1	6	—	8	5	12	—	—	17
Special items:
Legal settlement	(7)	—	—	—	(7)	—	—	—	—	—
Realized refining margins	520	404	310	272	1,506	1,116	665	744	709	3,234

Total processed inputs (MB)	47,492	51,204	48,609	48,750	196,055	51,349	50,266	53,120	51,621	206,356
Adjusted total processed inputs (MB)	47,492	51,204	48,609	48,750	196,055	51,349	50,266	53,120	51,621	206,356

Income (loss) before income taxes ($/BBL)**	2.53	0.82	(2.10)	(2.62)	(0.35)	14.22	6.22	6.83	6.54	8.44
Realized refining margins ($/BBL)***	10.95	7.88	6.39	5.58	7.68	21.76	13.22	13.99	13.72	15.67

CENTRAL CORRIDOR
Income (loss) before income taxes	213	243	308	(94)	670	732	633	367	509	2,241
Plus:
Taxes other than income taxes	28	22	27	21	98	25	26	23	20	94
Depreciation, amortization and impairments	44	44	41	43	172	38	39	41	45	163
Selling, general and administrative expenses	24	25	27	26	102	21	17	18	21	77
Operating expenses	143	142	124	148	557	166	157	222	191	736
Equity in (earnings) losses of affiliates	(108)	(35)	11	77	(55)	(200)	(119)	(209)	83	(445)
Other segment (income) expense, net	(40)	(22)	8	9	(45)	(4)	(8)	46	(101)	(67)
Proportional share of refining gross margins contributed by equity affiliates	298	228	172	111	809	403	313	393	148	1,257
Realized refining margins	602	647	718	341	2,308	1,181	1,058	901	916	4,056

Total processed inputs (MB)	25,658	27,994	27,025	27,886	108,563	26,004	27,370	24,242	25,158	102,774
Adjusted total processed inputs (MB)*	47,912	50,805	50,536	51,037	200,290	44,315	46,841	46,871	42,224	180,251

Income (loss) before income taxes ($/BBL)**	8.31	8.69	11.38	(3.35)	6.18	28.15	23.13	15.14	20.27	21.81
Realized refining margins ($/BBL)***	12.56	12.75	14.19	6.68	11.52	26.62	22.58	19.25	21.72	22.50

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	(195)	2	(253)	(462)	(908)	5	97	575	(138)	539
Plus:
Taxes other than income taxes	31	18	23	21	93	31	27	26	27	111
Depreciation, amortization and impairments	156	44	67	271	538	52	53	54	64	223
Selling, general and administrative expenses	5	5	11	11	32	8	7	—	16	31
Operating expenses	258	209	241	268	976	340	291	348	329	1,308
Other segment (income) expense, net	(4)	2	7	9	14	(4)	1	(7)	7	(3)
Realized refining margins	251	280	96	118	745	432	476	996	305	2,209

Total processed inputs (MB)	23,639	21,553	21,987	20,452	87,631	27,310	30,154	31,504	27,647	116,615
Adjusted total processed inputs (MB)	23,639	21,553	21,987	20,452	87,631	27,310	30,154	31,504	27,647	116,615

Income (loss) before income taxes ($/BBL)**	(8.26)	0.10	(11.51)	(22.65)	(10.38)	0.18	3.23	18.29	(5.02)	4.63
Realized refining margins ($/BBL)***	10.60	13.06	4.34	5.74	8.50	15.77	15.80	31.65	11.03	18.95

WORLDWIDE
Income (loss) before income taxes	216	302	(108)	(775)	(365)	1,594	1,175	1,712	859	5,340
Plus:
Taxes other than income taxes	121	74	100	92	387	112	95	90	85	382
Depreciation, amortization and impairments	314	203	230	436	1,183	200	207	210	224	841
Selling, general and administrative expenses	38	51	60	60	209	44	37	33	55	169
Operating expenses	953	884	922	968	3,727	1,156	933	1,108	1,048	4,245
Equity in (earnings) losses of affiliates	(108)	(33)	12	79	(50)	(199)	(117)	(208)	85	(439)
Other segment (income) expense, net	(30)	(1)	(4)	58	23	27	11	37	(112)	(37)
Proportional share of refining gross margins contributed by equity affiliates	331	260	193	132	916	429	335	416	167	1,347
Special items:
Certain tax impacts	—	—	—	(9)	(9)	—	—	—	(15)	(15)
Legal settlement	(7)	—	—	—	(7)	—	—	—	—	—
Realized refining margins	1,828	1,740	1,405	1,041	6,014	3,363	2,676	3,398	2,396	11,833

Total processed inputs (MB)	143,700	151,296	145,440	147,880	588,316	144,135	152,571	155,597	155,655	607,958
Adjusted total processed inputs (MB)*	165,954	174,107	168,951	171,031	680,043	162,446	172,042	178,226	172,721	685,435

Income (loss) before income taxes ($/BBL)**	1.50	2.00	(0.74)	(5.24)	(0.62)	11.06	7.70	11.00	5.51	8.78
Realized refining margins ($/BBL)***	11.01	10.01	8.31	6.08	8.84	20.69	15.55	19.06	13.88	17.26

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

OPERATING AND SG&A EXPENSES NON-GAAP RECONCILIATION
RECONCILIATION OF REFINING OPERATING AND SG&A EXPENSES TO REFINING ADJUSTED CONTROLLABLE COSTS

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
WORLDWIDE
Turnaround expenses	124	100	137	123	484	230	104	119	85	538
Other operating expenses	829	784	785	845	3,243	926	829	989	963	3,707
Total operating expenses	953	884	922	968	3,727	1,156	933	1,108	1,048	4,245
Selling, general and administrative expenses	38	51	60	60	209	44	37	33	55	169
Refining Controllable Costs	991	935	982	1,028	3,936	1,200	970	1,141	1,103	4,414
Plus:
Proportional share of equity affiliate turnaround expenses*	22	30	9	7	68	16	22	16	39	93
Proportional share of equity affiliate other operating and SG&A expenses*	159	154	154	159	626	174	160	152	155	641
Total proportional share of equity affiliate operating and SG&A expenses*	181	184	163	166	694	190	182	168	194	734
Special item adjustments (pre-tax):
Legal accrual	—	—	—	(22)	(22)	—	—	(30)	—	(30)
Los Angeles Refinery cessation costs	—	—	(41)	(3)	(44)	—	—	—	—	—
Refining Adjusted Controllable Costs	1,172	1,119	1,104	1,169	4,564	1,390	1,152	1,279	1,297	5,118

Total processed inputs (MB)	143,700	151,296	145,440	147,880	588,316	144,135	152,571	155,597	155,655	607,958
Adjusted total processed inputs (MB)**	165,954	174,107	168,951	171,031	680,043	162,446	172,042	178,226	172,721	685,435

Refining turnaround expense ($/BBL)***	0.86	0.66	0.94	0.83	0.82	1.60	0.68	0.76	0.55	0.88
Refining controllable costs, excluding turnaround expense ($/BBL)***	6.03	5.52	5.81	6.12	5.87	6.73	5.68	6.57	6.54	6.38
Refining Controllable Costs ($/BBL)***	6.89	6.18	6.75	6.95	6.69	8.33	6.36	7.33	7.09	7.26

Refining adjusted turnaround expense ($/BBL)****	0.88	0.75	0.86	0.76	0.81	1.51	0.73	0.76	0.72	0.92
Refining adjusted controllable costs, excluding adjusted turnaround expense ($/BBL)****	6.18	5.68	5.67	6.07	5.90	7.04	5.96	6.42	6.79	6.55
Refining Adjusted Controllable Costs ($/BBL)****	7.06	6.43	6.53	6.83	6.71	8.55	6.69	7.18	7.51	7.47
* Represents proportional share of operating and SG&A of equity affiliates for our Refining segment that are reflected as a component of equity in earnings of affiliates on our consolidated statement of income.
** Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
*** Denominator is total processed inputs.
**** Denominator is adjusted total processed inputs.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income (loss) before income taxes	242	223	(262)	100	303	222	321	435	173	1,151
Plus:
Depreciation and amortization	10	9	9	10	38	3	3	5	12	23
Selling, general and administrative expenses	186	217	823	208	1,434	180	204	216	213	813
Equity in earnings of affiliates	(2)	(12)	(10)	(5)	(29)	(3)	(12)	(18)	(20)	(53)
Other operating revenues*	(108)	(123)	(127)	(109)	(467)	(109)	(122)	(133)	(113)	(477)
Other expense, net	11	14	14	22	61	6	3	7	11	27
Special items:
Legal settlement	(59)	—	—	—	(59)	—	—	—	—	—
Realized marketing fuel margins	280	328	447	226	1,281	299	397	512	276	1,484

Total fuel sales volumes (MB)	175,269	192,398	182,823	191,977	742,467	152,662	176,349	179,432	190,518	698,961

Income (loss) before income taxes ($/BBL)	1.38	1.16	(1.43)	0.52	0.41	1.45	1.82	2.42	0.91	1.65
Realized marketing fuel margins ($/BBL)**	1.60	1.70	2.45	1.18	1.73	1.96	2.25	2.85	1.45	2.12

INTERNATIONAL
Income before income taxes	81	145	143	78	447	101	152	122	157	532
Plus:
Depreciation and amortization	18	18	20	60	116	18	21	18	19	76
Selling, general and administrative expenses	64	63	64	74	265	61	62	63	63	249
Equity in earnings of affiliates	(24)	(29)	(30)	(23)	(106)	(23)	(30)	(32)	(31)	(116)
Other operating revenues*	(6)	(9)	(11)	(8)	(34)	(10)	(8)	(1)	(12)	(31)
Other (income) expense, net	15	(2)	2	5	20	5	5	4	—	14
Special items:
Net gain on asset disposition	—	—	—	(67)	(67)	—	—	—	—	—
Marketing margins	148	186	188	119	641	152	202	174	196	724
Less: margin for nonfuel related sales	13	16	14	13	56	12	16	13	11	52
Realized marketing fuel margins	135	170	174	106	585	140	186	161	185	672

Total fuel sales volumes (MB)	27,590	28,893	28,207	29,022	113,712	27,728	28,605	29,080	27,194	112,607

Income before income taxes ($/BBL)	2.94	5.02	5.07	2.69	3.93	3.64	5.31	4.20	5.77	4.72
Realized marketing fuel margins ($/BBL)**	4.88	5.87	6.19	3.70	5.15	5.02	6.50	5.55	6.80	5.96

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2024					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	964	1,311	413	(13)	2,675	2,651	2,244	2,813	1,761	9,469
Special items	97	(14)	674	(47)	710	11	130	(62)	31	110
Adjusted income (loss) before income taxes	1,061	1,297	1,087	(60)	3,385	2,662	2,374	2,751	1,792	9,579

Income tax expense (benefit)	203	291	44	(38)	500	574	510	670	476	2,230
Special items	23	(13)	161	22	193	2	22	(10)	(71)	(57)
Adjusted income tax expense (benefit)	226	278	205	(16)	693	576	532	660	405	2,173

Effective tax rate (%)*	21.1%	22.2%	10.7%	296.7%	18.7%	21.7%	22.7%	23.8%	27.0%	23.6%
Adjusted effective tax rate (%)*	21.3%	21.4%	18.9%	27.2%	20.5%	21.6%	22.4%	24.0%	22.6%	22.7%
* Effective tax rate (%) and Adjusted effective tax rate (%), as presented, are calculated using the underlying Income (Loss) Before Income Taxes divided by Income Tax Expense (Benefit). As such, recalculated tax rate percentages using the rounded Income (Loss) Before Income Taxes and Income Tax Expense (Benefit) may differ from the presented tax rates (%).